EXHIBIT 24




        Powers of Attorney

POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints
F. DUANE ACKERMAN, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1994.




                            /s/  Irving W. Bailey II

POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), propose to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints
F. DUANE ACKERMAN, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1994.




                            /s/  James H. Blanchard

POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints
F. DUANE ACKERMAN, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1994.




                            /s/  Robert H.Boh

POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints
F. DUANE ACKERMAN, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1994.




                            /s/  J. Hyatt Brown

 POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints
F. DUANE ACKERMAN, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1994.




                            /s/  Edward E. Crutchfield, Jr.

 POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints
F. DUANE ACKERMAN, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1994.




                            /s/  Frank R. Day

 POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints
F. DUANE ACKERMAN, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1994.




                            /s/  Jere A. Drummond

POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints
F. DUANE ACKERMAN, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1994.




                            /s/  Lloyd C. Elam

POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints
F. DUANE ACKERMAN, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1994.




                            /s/  William W. Gaston

POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints
F. DUANE ACKERMAN, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1994.




                            /s/  Lawrence L. Gellerstedt, Jr.

POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints
F. DUANE ACKERMAN, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1994.




                            /s/  John W. Harris

POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints
F. DUANE ACKERMAN, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1994.




                            /s/  Mark C. Hollis

POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints
F. DUANE ACKERMAN, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1994.




                            /s/  Harry M. Lightsey, Jr.

POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints
F. DUANE ACKERMAN, PATRICK H. CASEY and JERRY W. ROBINSON,and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1994.




                            /s/  Thomas H. Meeker

POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints
F. DUANE ACKERMAN, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1994.




                            /s/  Joe M. Rodgers

POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints
F. DUANE ACKERMAN, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 1994.




                            /s/  Charles J. Zwick

POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, each of the undersigned is an officer or both an officer and a director of the Company as indicated below under his name;

          NOW, THEREFORE, the undersigned, and each of them, hereby constitutes and appoints F. DUANE ACKERMAN, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead, and in each of his respective capacities with the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 28th day of February, 1994.


/s/  F. Duane Ackerman                     /s/  Patrick H. Casey
President and Chief Executive              Vice President and Comptroller
Officer; Director

POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is an officer of the Company as indicated below under his name;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints
F. DUANE ACKERMAN, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead, as an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this _____ day of ____________, 1994.


/s/  James E. Simpson
Treasurer